                                                                  EXHIBIT 3(ii)





                          AMENDED AND RESTATED BYLAWS

                                       OF

                            AVALON PROPERTIES, INC.





                                                         As Amended and Restated
                                                                December 2, 1996

                          AMENDED AND RESTATED BYLAWS

                                       OF

                            AVALON PROPERTIES, INC.

                               TABLE OF CONTENTS

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ARTICLE I

         MEETINGS OF STOCKHOLDERS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         ------------------------
         1.01    PLACE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 -----
         1.02    ORGANIZATIONAL MEETING; ANNUAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 --------------------------------------
         1.03    MATTERS TO BE CONSIDERED AT ANNUAL MEETING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                 ------------------------------------------
         1.04    SPECIAL MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ----------------
         1.05    NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ------
         1.06    SCOPE OF NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ---------------
         1.07    QUORUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
                 ------
         1.08.   VOTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 ------
         1.09    PROXIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 -------
         1.10    CONDUCT OF MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 -------------------
         1.11    TABULATION OF VOTES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
                 -------------------
         1.12    INFORMAL ACTION BY STOCKHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 -------------------------------
         1.13    VOTING BY BALLOT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 ----------------

ARTICLE II

         DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         ---------
         2.01    GENERAL POWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 --------------
         2.02    OUTSIDE ACTIVITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
                 ------------------
         2.03    NUMBER, TENURE AND QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 --------------------------------
         2.04    NOMINATION OF DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
                 -----------------------
         2.05     ANNUAL AND REGULAR MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                  ---------------------------
         2.06    SPECIAL MEETINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 ----------------
         2.07    NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 ------
         2.08    QUORUM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
                 ------
         2.09    VOTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 ------
         2.10    CONDUCT OF MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 -------------------
         2.11    RESIGNATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 ------------
         2.12    REMOVAL OF DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 --------------------
         2.13    VACANCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
                 ---------
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         2.14    INFORMAL ACTION BY DIRECTORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 ----------------------------
         2.15    COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 ------------

ARTICLE III

         COMMITTEES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         ----------
         3.01    NUMBER, TENURE AND QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 --------------------------------
         3.02    DELEGATION OF POWER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 -------------------
         3.03    QUORUM AND VOTING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 -----------------
         3.04    CONDUCT OF MEETINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 -------------------
         3.05    INFORMAL ACTION BY COMMITTEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 -----------------------------

ARTICLE IV

         OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         --------
         4.01    POWERS AND DUTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 -----------------
         4.02    REMOVAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
                 -------
         4.03    VACANCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ---------
         4.04    CHAIRMAN OF THE BOARD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ---------------------
         4.05    PRESIDENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ---------
         4.06    VICE PRESIDENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ---------------
         4.07    SECRETARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                 ---------
         4.08    TREASURER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 ---------
         4.09    ASSISTANT SECRETARIES AND ASSISTANT TREASURERS . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 ----------------------------------------------
         4.10    SUBORDINATE OFFICERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 --------------------
         4.11    SALARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
                 --------

ARTICLE V

         SHARES OF STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         ---------------
         5.01    NO CERTIFICATES FOR STOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 -------------------------
         5.02    ELECTION TO ISSUE CERTIFICATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ------------------------------
         5.03    STOCK LEDGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ------------
         5.04    RECORDING TRANSFERS OF STOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 ----------------------------
         5.05    LOST CERTIFICATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
                 ----------------
         5.06    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE . . . . . . . . . . . . . . . . . . . . . . .  15
                 --------------------------------------------------
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ARTICLE VI

         DIVIDENDS AND DISTRIBUTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         ---------------------------
         6.01    DECLARATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 -----------
         6.02    CONTINGENCIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 -------------

ARTICLE VII

         INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         ---------------
         7.01    INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
                 ---------------
         7.02    EXPENSES; INDEMNIFICATION PROCEDURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                 -----------------------------------
         7.03    NONEXCLUSIVITY OF INDEMNIFICATION RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                 ----------------------------------------
         7.04    PARTIAL INDEMNIFICATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 -----------------------
         7.05    MUTUAL ACKNOWLEDGMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 ---------------------
         7.06    INSURANCE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 ---------
         7.07    SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 ------------
         7.08    EXCEPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                 ----------
         7.09    CONSTRUCTION OF CERTAIN PHRASES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                 -------------------------------
         7.10    SUCCESSORS AND ASSIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 ----------------------
         7.11    ATTORNEYS' FEES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 ---------------

ARTICLE VIII

         NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         -------
         8.01    NOTICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                 -------
         8.02    SECRETARY TO GIVE NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 ------------------------
         8.03    WAIVER OF NOTICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 ----------------

ARTICLE IX

         MISCELLANEOUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         -------------
         9.01    BOOKS AND RECORDS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 -----------------
         9.02    INSPECTION OF BYLAWS AND CORPORATE RECORDS . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 ------------------------------------------
         9.03    CONTRACTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
                 ---------
         9.04     CHECKS, DRAFTS, ETC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                  -------------------
         9.05    LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 -----
         9.06    FISCAL YEAR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 -----------
         9.07    ANNUAL REPORT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
                 -------------
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         9.08    INTERIM REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 ---------------
         9.09    OTHER REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 -------------
         9.10    BYLAWS SEVERABLE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                 ----------------

ARTICLE X

         AMENDMENT OF BYLAWS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         -------------------
                 10.1     BY DIRECTORS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                          ------------
                 10.2     BY STOCKHOLDERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
                          ---------------

APPENDIX A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
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                                       iv

                                   ARTICLE I

                            MEETINGS OF STOCKHOLDERS

         1.01 PLACE. All meetings of the holders of the issued and outstanding common stock and preferred stock of the Corporation (the "Stockholders") shall be held at the principal executive office of the Corporation or such other place within the United States as shall be stated in the notice of the meeting.

         1.02 ORGANIZATIONAL MEETING; ANNUAL MEETING. An annual meeting of the Stockholders for the election of Directors and the transaction of such other business as properly may be brought before the meeting shall be held on the second Wednesday in May of each year or at such other date and time as may be fixed by the Board of Directors. If the date fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next succeeding business day. Any and all references hereafter in these Bylaws to an annual meeting or to annual meetings shall be deemed to refer also to any special meeting(s) in lieu thereof.

         1.03    MATTERS TO BE CONSIDERED AT ANNUAL MEETING.

         (a) At an annual meeting of Stockholders, only such business shall be conducted, and only such proposals shall be acted upon, as shall have been properly brought before the annual meeting (i) by, or at the direction of, a majority of the Board of Directors, or (ii) by any holder of record (both as of the time notice of such proposal is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote at such annual meeting who complies with the procedures set forth in this Section 1.03. For a proposal to be properly brought before an annual meeting by a Stockholder, other than a stockholder proposal included in the Corporation's proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and such Stockholder or his representative must be present in person at the annual meeting. For the first annual meeting following the initial public offering of common stock of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, on the next business day) following the date on which notice of the date of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the corporation (A) not less than 75 days nor more than 180 days prior to the anniversary date of the immediately preceding annual meeting of Stockholders or special meeting in lieu thereof (the "Anniversary Date") or (B) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the Anniversary Date, not later than the close of business on (1) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of
(x) the date on which notice of the date of such meeting was mailed to Stockholders, or (y) the date on which the date of such meeting was publicly disclosed, or (2) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of (x) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (y) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

         (b) A Stockholder's notice to the Secretary shall set forth as to each matter the Stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting,
(ii) the name and address, as they appear on the Corporation's stock transfer books, of the Stockholder proposing such business and of the beneficial owners (if any) of the stock registered in such Stockholder's name and the name and address of other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by the Stockholder and such beneficial owners (if any) on the date of such Stockholder's notice and by any other Stockholders known by such Stockholder to be supporting such proposal on the date of such Stockholder's notice, and (iv) any financial interest of the Stockholder or of any such beneficial owner in such proposal.

         (c) If the Board of Directors, or a designated committee thereof, determines that any Stockholder proposal was not timely made in accordance with the terms of this Section 1.03, such proposal shall not be presented for action at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this section in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed five (5) days from the date such deficiency notice is given to the Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the Stockholder, together with the information previously provided, does not satisfy the requirements of this
Section 1.03 in any material respect, then such proposal shall not be presented for action at the annual meeting in question.

         (d) Notwithstanding the procedure set forth in the preceding paragraph, if neither the Board of Directors nor such committee makes a determination as to the validity of any Stockholder proposal as set forth above, the presiding Officer of the annual meeting shall determine and declare at the annual meeting whether the Stockholder proposal was made in accordance with the terms of this Section 1.03. If the presiding Officer determines that a Stockholder proposal was made in accordance with the terms of this Section 1.03, the presiding Officer shall so declare at the annual meeting. If the presiding Officer determines that a Stockholder proposal was not made in accordance with the provisions of this Section 1.03, the presiding Officer shall so declare at the annual meeting and such proposal shall not be acted upon at the annual meeting.

         (e) This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of Officers, Directors and committees of the Board of Directors, but in connection with such reports, no new business shall be acted upon at such annual meeting except in accordance with the provisions of this Section 1.03.

         1.04 SPECIAL MEETINGS. The Chairman of the Board, the President or a majority of the Board of Directors may call special meetings of the Stockholders. Special meetings of Stockholders shall also be called by the Secretary upon the written request of the holders of shares entitled to cast at least a majority of the votes entitled to be cast at such meeting. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The date, time, place and record date for any special meeting, including a special meeting called at the request of Stockholders, shall be established by the Board of Directors or Officer calling the same.

         1.05 NOTICE. Not less than ten (10) nor more than ninety (90) days before the date of every meeting of Stockholders, written or printed notice of such meeting shall be given, in accordance with Article 8, to each Stockholder entitled to vote or entitled to notice by statute, stating the time and place of the meeting and, in the case of a special meeting or as otherwise may be required by statute, the purpose or purposes for which the meeting is called.

         1.06 SCOPE OF NOTICE. No business shall be transacted at a special meeting of Stockholders except that specifically designated in the notice of the meeting. Any business of the Corporation may be transacted at the annual meeting without being specifically designated in the notice, except such business as is required by statute to be stated in such notice.

         1.07 QUORUM. At any meeting of Stockholders, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes shall constitute a quorum; but this Section shall not affect any requirement under any statute or the Articles of Incorporation of the Corporation, as amended (the "Charter"), for the vote necessary for the adoption of any measure. If, however, a quorum is not present at any meeting of the Stockholders, the Stockholders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum is present and the meeting so adjourned may be reconvened without further notice. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the meeting as originally notified. The Stockholders present at a meeting which has been duly called and convened and at which a quorum is present at the time counted may continue to transact business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

         1.08. VOTING. A majority of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to take or authorize action upon any matter which may properly come before the meeting, unless more than a majority of the votes cast is specifically required by statute, the Charter or these Bylaws. Unless otherwise provided by statute, the Charter or these Bylaws, each outstanding share (a "Share") of capital stock of the Corporation (the "Stock"), regardless of class, shall be entitled to one vote upon each matter submitted to a vote at a meeting of Stockholders. Pursuant to Section 3-702 of the Maryland General Corporation Law, any and all acquisitions of Shares of Stock are hereby exempted from the provisions of Title 3, Subtitle 7 of the Maryland General Corporation Law, which relates to voting rights of certain control shares. Shares of its own Stock directly or indirectly owned by the Corporation shall not be voted in any meeting and shall not be counted in determining the total number of outstanding Shares entitled to vote at any given time, but Shares of its own voting Stock held by it in a fiduciary capacity may be voted and shall be counted in determining the total number of outstanding Shares at any given time. Notwithstanding anything else contained in these Bylaws, the rights of Excess Stock and the holders of Excess Stock shall be limited to the rights provided in the Corporation's Amended and Restated Articles of Incorporation, as amended from time to time. Notwithstanding the foregoing, a plurality of the votes cast at a meeting of Stockholders duly called and at which a quorum is present shall be sufficient to elect a Director.

         1.09 PROXIES. A Stockholder may vote the Shares owned of record by him or her, either in person or by proxy executed in writing by the Stockholder or by his or her duly authorized attorney in fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

         1.10 CONDUCT OF MEETINGS. The Chairman of the Board or, in the absence of the Chairman, the President, or, in the absence of the Chairman, President and Vice Presidents, a presiding Officer elected at the meeting, shall preside over meetings of the Stockholders. The Secretary of the Corporation, or, in the absence of the Secretary and Assistant Secretaries, the person appointed by the presiding Officer of the meeting shall act as secretary of such meeting.

         1.11 TABULATION OF VOTES. At any annual or special meeting of Stockholders, the presiding Officer shall be authorized to appoint a teller for such meeting ("the Teller"). The Teller may, but need not, be an Officer or employee of the Corporation. The Teller shall be responsible for tabulating or causing to be tabulated shares voted at the meeting and reviewing or causing to be reviewed all proxies. In tabulating votes, the Teller shall be entitled to rely in whole or in part on tabulations and analyses made by personnel of the Corporation, its counsel, its transfer agent, its registrar or such other organizations that are customarily employed to provide such services. The Teller shall be authorized to determine the legality and sufficiency of all votes cast and proxies delivered under the Corporation's Charter, Bylaws and applicable law. The presiding Officer may review all determinations made by the Teller hereunder, and in doing so the presiding Officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the Teller.

         1.12 INFORMAL ACTION BY STOCKHOLDERS. An action required or permitted to be taken at a meeting of Stockholders may be taken without a meeting if a consent in writing, setting forth such action, is signed by all the Stockholders entitled to vote on the subject matter thereof and any other Stockholders entitled to notice of a meeting of Stockholders (but not to vote thereat) have waived in writing any rights which they may have to dissent from such action, and such consents and waivers are filed with the minutes of proceedings of the Stockholders. Such consents and waivers may be signed by different Stockholders on separate counterparts.

         1.13 VOTING BY BALLOT. Voting on any question or in any election may be viva vice unless the presiding Officer shall order or any Stockholder shall demand that voting be by ballot.


                                   ARTICLE II

                                   DIRECTORS

         2.01 GENERAL POWERS. The business and affairs of the Corporation shall be managed by its Board of Directors.

         2.02 OUTSIDE ACTIVITIES. The Board of Directors and its members are required to spend only such time managing the business and affairs of the Corporation as is necessary to carry out their duties in accordance with
Section 2-405.1 of the Maryland General Corporation Law. The Board of Directors, each Director, and the agents, Officers and employees of the Corporation or of the Board of Directors or of any Director may engage with or for others in business activities of the types conducted by the Corporation. Except as set forth in the Charter or by separate agreement, none of such individuals has an obligation to notify or present to the Corporation or each other any investment opportunity that may come to such person's attention even though such investment might be within the scope of the Corporation's purposes or various investment objectives. Any interest (including any interest as defined in Section 2-419(a) of the Maryland General Corporation Law) that a Director has in any investment opportunity presented to the Corporation must be disclosed by such Director to the Board of Directors (and, if voting thereon, to the Stockholders or to any committee of the Board of Directors) within ten
(10) days after the later of the date upon which such Director becomes aware of such interest or the date upon which such Director becomes aware that the Corporation is considering such investment opportunity. If such interest comes to the interested Director's attention after a vote to take such investment opportunity, the voting body shall be notified of such interest and shall reconsider such investment opportunity if not already consummated or implemented.

         2.03 NUMBER, TENURE AND QUALIFICATION. The number of Directors of the Corporation shall be that number set forth in the Charter or such other number as may be designated from time to time by resolution of a majority of the entire Board of Directors; provided, however, that the number of Directors shall never be more than nine (9) nor less than the number required by Section 2-402 of the Maryland General Corporation Law, as amended from time to time, and further provided that the tenure of office of a Director shall not be affected by any decrease in the number of Directors. Each Director shall serve for the term set forth in the Charter and until his or her successor is elected and qualified.

         2.04    NOMINATION OF DIRECTORS.

         (a) Nominations of candidates for election as Directors of the Corporation at any annual meeting of Stockholders may be made (i) by, or at the direction of, a majority of the Board of Directors or (ii) by any holder of record (both as of the time notice of such nomination is given by the Stockholder as set forth below and as of the record date for the annual meeting in question) of any shares of the Corporation's capital stock entitled to vote at such meeting who complies with the procedures set forth in this Section
2.04. Any Stockholder who seeks to make such a nomination, or his representative, must be present in person at the annual meeting. Only persons nominated in accordance with the procedures set forth in this Section 2.04 shall be eligible for election as Directors at an annual meeting of Stockholders.

         (b) Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 2.04. For the first annual meeting of the Corporation following the initial public offering of common stock of the Corporation, notice shall be timely if delivered to, or mailed and received at, the principal executive office of the Corporation not later than the close of business on the 20th calendar day (or if that day is not a business day for the Corporation, the next business day) following the date on which notice of the first annual meeting is mailed or otherwise transmitted to Stockholders. For all subsequent annual meetings of the Corporation, a Stockholder's notice shall be timely if delivered to, or mailed and received at, the principal executive offices of the corporation (i) not less than 75 days nor more than 180 days prior to the Anniversary Date or (ii) in the event that the annual meeting of Stockholders is called for a date more than 7 calendar days prior to the Anniversary Date, not later than the close of business on (A) the 20th calendar day (or if that day is not a business day for the Corporation, on the next succeeding business day) following the earlier of
(1) the date on which notice of the date of such meeting was mailed to Stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (B) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, then the later of
(1) the 20th calendar day (or if that day is not a business day for the

Corporation, on the next succeeding business day) following the date of the first to occur of such notice or public disclosure or (2) the 75th calendar day prior to such scheduled date of such meeting (or if that day is not a business day for the Corporation, on the next succeeding business day).

         (c) A Stockholder's notice of nomination shall set forth as to each person the Stockholder proposes to nominate for election as a Director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person for the past five years;
(iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such notice; (iv) such nominee's written consent to be named in the proxy statement as a nominee and to serve as a Director if elected, and (v) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as may be deemed necessary or desirable by the Corporation's counsel, in the exercise of his or her discretion. Notice by a Stockholder shall, in addition to the above-referenced information, set forth as to the Stockholder giving the notice (A) the name and address, as they appear on the Corporation's stock transfer books, of such Stockholder and of the beneficial owners (if any) of the stock registered in such Stockholder's name; (B) the name and address of other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder's notice; (C) the class and number of shares of the Corporation's capital stock which are beneficially owned by such Stockholder and such beneficial owners (if any) on the date of such Stockholder notice; and (D) the class and number of shares of the Corporation's capital stock which are beneficially owned by any other Stockholders known by such Stockholder to be supporting such nominees on the date of such Stockholder notice. At the request of the Board of Directors, any person nominated by or at the direction of the Board of Directors for election as a Director at an annual meeting shall furnish to the Secretary of the Corporation that information which would be required to be set forth in a Stockholder's notice of nomination of such nominee.

         (d) No person shall be elected by the Stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 2.04. If the Board of Directors, or a designated committee thereof, determines that a nomination made by any Stockholder was not timely made in accordance with the terms of this Section, such nomination shall not be considered at the annual meeting in question. If the Board of Directors, or a designated committee thereof, determines that the information provided in a Stockholder's notice does not satisfy the informational requirements of this
Section 2.04 in any material respect, the Secretary of the Corporation shall promptly notify such Stockholder of the deficiency in the notice. Such Stockholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within the period of time, not to exceed 5 days from the date such deficiency notice is given to such Stockholder, determined by the Board of Directors or such committee. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by such Stockholder, together with the information previously provided, does not satisfy the requirements of this Section 2.04 in any material respect, such nomination shall not be considered at the annual meeting in question.

         (e) Notwithstanding the procedures set forth in the preceding paragraph, if neither the Board of Directors nor a designated committee thereof makes a determination as to the validity of any nominations by any Stockholder as set forth above, the presiding Officer of the Stockholders meeting shall determine and declare at the Stockholders meeting whether a nomination was made in accordance with the terms of this Section 2.04. If the presiding Officer determines that a nomination was not made in accordance with the terms of this
Section 2.04, and such nomination shall be disregarded, and the Board of Directors shall make all Director nominations on behalf of the Corporation.

         2.05 ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors may be held immediately after and at the same place as the annual meeting of Stockholders, or at such other time and place, either within or without the State of Maryland, as is selected by resolution of the Board of Directors, and no notice other than this Bylaw or such resolution shall be necessary. The Board of Directors may provide, by resolution, the time and place, either within or without the State of Maryland, for the holding of regular meetings of the Board of Directors without other notice than such resolutions.

         2.06 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the Directors then in office. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the State of Maryland, as the place for holding any special meeting of the Board of Directors called by them.

         2.07 NOTICE. Notice of any special meeting to be provided herein shall be given by telephone or by written notice delivered personally, telegraphed or telecopied at least twenty-four (24) hours prior to the meeting, or by mail at least five (5) days prior to the meeting, to each Director at his or her business or residence. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be specified in the notice, unless specifically required by statute, the Charter or these Bylaws.

         2.08 QUORUM. A majority of the Board of Directors then in office shall constitute a quorum for the transaction of business at any meeting of the Board of Directors; provided, however, that a quorum for the transaction of business with respect to any matter in which any Director (or affiliate of such Director) who is not an independent Director has any interest shall consist of a majority of the Directors that includes a majority of the independent Directors then in office. If less than a majority of the Board of Directors is present at said meeting, a majority of the Directors present may adjourn the meeting from time to time without further notice.

         2.09 VOTING. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable statute, the Charter or these Bylaws; provided, however, that no act relating to any matter in which a Director (or affiliate of such Director) who is not an independent Director has any interest shall be the act of the Board of Directors unless such act has been approved by a majority of the Board of Directors that includes a majority of the independent Directors.

         2.10 CONDUCT OF MEETINGS. All meetings of the Board of Directors shall be called to order and presided over by the Chairman of the Board, or in the absence of the Chairman of the Board, by the President (if a member of the Board of Directors) or, in the absence of the Chairman of the Board and the President, by a member of the Board of Directors selected by the members present. The Secretary of the Corporation, or in the absence of the Secretary, any Assistant Secretary, shall act as secretary at all meetings of the Board of Directors, and in the absence of the Secretary and Assistant Secretaries, the presiding Officer of the meeting shall designate any person to act as secretary of the meeting. Members of the Board of Directors may participate in meetings of the Board of Directors by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws.

         2.11 RESIGNATIONS. Any Director may resign from the Board of Directors or any committee thereof at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of the receipt of notice of such resignation by the President or the Secretary.

         2.12 REMOVAL OF DIRECTORS. Consistent with the Charter, the Stockholders may, at any time, remove any Director, with or without cause, by the affirmative vote of a majority of all the votes entitled to be cast on the matter, and may elect a successor to fill any resulting vacancy for the balance of the term of the removed Director.

         2.13 VACANCIES. The Stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a Director. Furthermore, any vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of directors may be filled by a majority vote of the remaining Directors, although such majority is less than a quorum. Any vacancy occurring in the Board of Directors by reason of an increase in the number of directors may be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of Stockholders at which the term of the class of Directors to which such Director is elected expires or until his or her successor is elected and qualified.

         2.14 INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing to such action is signed by all of the Directors and such written consent is filed with the minutes of the Board of Directors. Consents may be signed by different Directors on separate counterparts.

         2.15 COMPENSATION. An annual fee for services and payment for expenses of attendance at each meeting of the Board of Directors, or of any committee thereof, may be allowed to any Director by resolution of the Board of Directors.


                                  ARTICLE III

                                   COMMITTEES

         3.01 NUMBER, TENURE AND QUALIFICATION. The Board of Directors may appoint from among its members an Executive Committee and other committees, composed of two or more Directors, to serve at the pleasure of the Board of Directors. If any committee may take or authorize any act as to any matter in which any Director (or affiliate of such Director) who is not an independent Director has or may have any interest, a majority of the members of such committee shall be independent Directors, except that any such committee consisting of only two Directors may have one independent Director and one Director who is not an independent Director.

         3.02 DELEGATION OF POWER. The Board of Directors may delegate to these committees in the intervals between meetings of the Board of Directors any of the powers of the Board of Directors to manage the business and affairs of the Corporation, except those powers which the Board of Directors is specifically prohibited from delegating pursuant to Section 2-411 of the Maryland General Corporation Law.

         3.03 QUORUM AND VOTING. A majority of the members of any committee shall constitute a quorum for the transaction of business by such committee, and the act of a majority of the quorum shall constitute the act of the committee, except that no act relating to any matter in which any Director (or affiliate of such Director) who is not an independent Director has any interest shall be the act of any committee unless a majority of the independent Directors on the committee vote for such act.

         3.04 CONDUCT OF MEETINGS. Each committee shall designate a presiding Officer of such committee, and if not present at a particular meeting, the committee shall select a presiding Officer for such meeting. Members of any committee may participate in meetings of such committee by conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other at the same time, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for all purposes of these Bylaws. Each committee shall keep minutes of its meetings, and report the results of any proceedings at the next succeeding annual or regular meeting of the Board of Directors.

         3.05 INFORMAL ACTION BY COMMITTEES. Any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of proceedings of such committee. Consents may be signed by different members on separate counterparts.


                                   ARTICLE IV

                                    OFFICERS

         4.01    POWERS AND DUTIES

                 (a) The officers of the Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of Stockholders. If the election of Officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each Officer shall hold office until his successor is duly elected and qualifies or until his death, resignation or removal in the manner hereinafter provided. Any two or more offices except President and Vice President may be held by the same person. Election or appointment of an Officer or agent shall not of itself create contract rights between the Corporation and such Officer or agent.

                 (b) The officers of the Corporation shall have the powers and duties provided in these Bylaws and by the laws of the State of Maryland and such further powers as may be incidental thereto or necessary in connection therewith. In addition to and not in limitation of the foregoing powers, the officers of the Corporation named in Appendix A hereto shall have the powers set forth therein. A certificate executed and delivered by the Secretary or any Assistant Secretary of the Corporation stating that a true and correct copy of the Bylaws as in effect on the date thereof is attached thereto and that a named individual is a duly elected officer of the Corporation shall be conclusive evidence of the authority of such officer to perform the acts designated as authorized for such officer to perform in Appendix A.

         4.02 REMOVAL. Any Officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. The fact that a person is elected to an office, whether or not for a specified term, shall not by itself constitute any undertaking or evidence of any employment obligation of the Corporation to that person.

         4.03 VACANCIES. A vacancy in any office may be filled by the Board of Directors for the unexpired portion of the term.

         4.04 CHAIRMAN OF THE BOARD. The Chairman of the Board shall preside at all meetings of the Stockholders and of the Board of Directors. Unless the Board of Directors shall otherwise determine, the Chairman of the Board shall be the Chief Executive Officer and general manager of the Corporation and shall in general supervise and control all of the business and affairs of the Corporation. The Chairman of the Board may sign and execute all deeds, mortgages, bonds, contracts or other obligations or instruments on behalf of the Corporation, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In general, the Chairman of the Board shall perform all duties incident to the office of Chairman of the Board and such other duties as may be prescribed by the Board of Directors from time to time.

         4.05 PRESIDENT. Unless the Board of Directors shall otherwise determine, the President shall be the Chief Operating Officer of the Corporation. In the absence of the Chairman of the Board, the President shall preside at all meetings of the Stockholders and of the Board of Directors (if a member of the Board of Directors). The President may sign any deeds, mortgages, bonds, contracts or other obligations or instruments on behalf of the Corporation except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other Officer or agent of the Corporation or shall be required by law to be otherwise signed or executed. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

         4.06 VICE PRESIDENTS. The Board of Directors may appoint one or more Vice Presidents. In the absence of the President or in the event of a vacancy in such office, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties of the President and when so acting shall have all the powers of and be subject to all the restrictions upon the President. Every Vice President shall perform such other duties as from time to time may be assigned to him or her by the President or the Board of Directors.

         4.07 SECRETARY. The Secretary shall (i) keep the minutes of the proceedings of the Stockholders and Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (iii) be custodian of the corporate records of the Corporation; (iv) unless a transfer agent is appointed, keep a register of the post office address of each Stockholder that shall be furnished to the Secretary by such Stockholder and have general charge of the Stock Ledger of the Corporation; (v) when authorized by the Board of Directors or the President, attest to or witness all documents requiring the same; (vi) perform all duties as from time to time may be assigned to him or her by the President or by the Board of Directors; and (vii) perform all the duties generally incident to the office of secretary of a corporation.

         4.08 TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at the regular meetings of the Board of Directors or whenever they may require it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation. The Board of Directors may engage a Custodian to perform some or all of the duties of the Treasurer, and if a Custodian is so engaged then the Treasurer shall be relieved of the responsibilities set forth herein to the extent delegated to such Custodian and, unless the Board of Directors otherwise determines, shall have general supervision over the activities of such Custodian. The Custodian shall not be an Officer of the Corporation.

         4.09 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Board of Directors may appoint one or more Assistant Secretaries or Assistant Treasurers. The Assistant Secretaries and Assistant Treasurers (i) shall have the power to perform and shall perform all the duties of the Secretary and the Treasurer, respectively, in such respective Officer's absence and (ii) shall perform such duties as shall be assigned to him or her by the Secretary or Treasurer, respectively, or by the President or the Board of Directors.

         4.10 SUBORDINATE OFFICERS. The Corporation shall have such subordinate Officers as the Board of Directors may from time to time elect. Each such Officer shall hold office for such period and perform such duties as the Board of Directors, the President or any designated committee or Officer may prescribe.

         4.11    SALARIES.  The salaries, if any, of the Officers shall be
fixed from time to time by the Board of Directors.   No Officer shall be
prevented from receiving such salary, if any, by reason of the fact that he or she is also a Director of the Corporation.

                                   ARTICLE V

                                SHARES OF STOCK

         5.01 NO CERTIFICATES FOR STOCK. Unless the Board of Directors authorizes the issuance of certificates pursuant to Section 5.02, none of the Stock shall be represented by certificates.

         5.02 ELECTION TO ISSUE CERTIFICATES. The Board of Directors may authorize the issuance of certificates representing some or all of the Shares of any or all of the classes or series of Stock. If the Board of Directors so authorizes certificates, such certificates shall be of such form, not inconsistent with the Charter, as shall be approved by the Board of Directors. All certificates, if issued, shall be signed by the Chairman of the Board, the President, or a Vice President and countersigned by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary. Any signature or countersignature may be either a manual or facsimile signature. All certificates, if issued, for each class of Stock shall be consecutively numbered.

         5.03 STOCK LEDGER. The Corporation shall maintain at its principal executive office, at the office of its counsel, accountants or transfer agent or at such other place designated by the Board of Directors an original or duplicate Stock Ledger containing the names and addresses of all the Stockholders and the number of shares of each class held by each Stockholder. The Stock Ledger shall be maintained pursuant to a system that the Corporation shall adopt allowing for the issuance, recordation and transfer of its Stock by electronic or other means that can be readily converted into written form for visual inspection and not involving any issuance of certificates. Such system shall include provisions for notice to acquirors of Stock (whether upon issuance or transfer of Stock) in accordance with Sections 2-210 and 2-211 of the Maryland General Corporation Law, and Section 8-408 of the Commercial Law Article of the State of Maryland. The Corporation shall be entitled to treat the holder of record of any Share or Shares as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Share on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Maryland. Until a transfer is duly effected on the Stock Ledger, the Corporation shall not be affected by any notice of such transfer, either actual or constructive. Nothing herein shall impose upon the Corporation, the Board of Directors or Officers or their agents and representatives a duty or limit their rights to inquire as to the actual ownership of Shares.

         5.04 RECORDING TRANSFERS OF STOCK. If transferred in accordance with any restrictions on transfer contained in the Charter, these Bylaws or otherwise, Shares shall be recorded as transferred in the Stock Ledger upon provision to the Corporation or the transfer agent of the Corporation of an executed stock power duly guaranteed and any other documents reasonably requested by the Corporation, and the surrender of the certificate or certificates, if any, representing such Shares. Upon receipt of such documents, the Corporation shall issue the statements required by Sections 2-210 and 2-211 of the Maryland General Corporation Law and Section 8-408 of the Commercial Law Article of the State of Maryland, issue as needed a new certificate or certificates (if the transferred Shares were certificated) to the persons entitled thereto, cancel any old certificates and record the transaction upon its books.

         5.05 LOST CERTIFICATE. The Board of Directors may direct a new certificate to be issued in the place of any certificate theretofore issued by the Corporation alleged to have been stolen, lost or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of Stock to be stolen, lost or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such stolen, lost or destroyed certificate or his legal representative to advertise the same in such manner as it shall require and/or to give bond, with sufficient surety, to the Corporation to indemnify it against any loss or claim which may arise by reason of the issuance of a new certificate.

         5.06    CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE.

                 5.6.1. The Board of Directors may fix, in advance, a date as the record date for the purpose of determining Stockholders entitled to notice of, or to vote at, any meeting of Stockholders, or Stockholders entitled to receive payment of any dividend or the allotment of any rights, or in order to make a determination of Stockholders for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than sixty (60) days, and in case of a meeting of Stockholders not less than ten (10) days, prior to the date on which the meeting or particular action requiring such determination of Stockholders is to be held or taken.

                 5.6.2. In lieu of fixing a record date, the stock transfer books may be closed by the Board of Directors in accordance with Section 2-511 of the Maryland General Corporation Law for the purpose of determining Stockholders entitled to notice of or to vote at a meeting of Stockholders.

                 5.6.3. If no record date is fixed and the stock transfer books are not closed for the determination of Stockholders, (a) the record date for the determination of Stockholders entitled to notice of, or to vote at, a meeting of Stockholders shall be at the close of business on the day on which the notice of meeting is mailed or the 30th day before the meeting, whichever is the closer date to the meeting; and (b) the record date for the determination of Stockholders entitled to receive payment of a dividend or an allotment of any rights shall be at the close of business on the day on which the resolution of the Board of Directors, declaring the dividend or allotment of rights, is adopted.

                 5.6.4. When a determination of Stockholders entitled to vote at any meeting of Stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof, except where the determination has been made through the closing of the stock transfer books and the stated period of closing has expired.

                                   ARTICLE VI

                          DIVIDENDS AND DISTRIBUTIONS

         6.01 DECLARATION. Dividends and other distributions upon the Stock may be declared by the Board of Directors as set forth in the applicable provisions of the Charter and any applicable law, at any meeting, limited only to the extent of Section 2-311 of the Maryland General Corporation Law. Dividends and other distributions upon the Stock may be paid in cash, property or Stock of the Corporation, subject to the provisions of law and of the Charter.

         6.02 CONTINGENCIES. Before payment of any dividends or other distributions upon the Stock, there may be set aside (but there is no duty to set aside) out of any funds of the Corporation available for dividends or other distributions such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine to be in the best interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.


                                  ARTICLE VII

                                INDEMNIFICATION

         7.01 INDEMNIFICATION. Unless the Board of Directors otherwise determines prospectively in the case of any one or more specified individuals, the Corporation shall indemnify any person who is or was a Director or Officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust, or other enterprise (each an "Indemnitee") on the terms and conditions set forth below; provided, however, that no indemnification shall be provided for expenses relating to any willful or grossly negligent failure to make the disclosures required by the next to last sentence of Section 2.02 hereof.

                          (a) Third Party Proceedings. The Corporation shall indemnify the Indemnitee to the full extent permitted now or hereafter by the Maryland General Corporation Law, as from time to time amended, subject to the exceptions provided in this Article VII. Without limiting the foregoing but subject to the provisions of these

         Bylaws, the Corporation shall indemnify Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of Indemnitee's past, present or future service as a director of the Corporation, or, at the Corporation's request, of another enterprise or entity in which the Corporation had, directly or indirectly, an interest at the time of such service, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Corporation, which approval shall not be unreasonably withheld) actually and reasonably incurred by Indemnitee in connection with investigating, preparing for, defending or settling such action or proceeding. The Corporation hereby agrees to indemnify Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children as express third-party beneficiaries hereunder to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of Indemnitee, including claims seeking damages from marital property (including community property) or property held by the Indemnitee and such spouse or property transferred to such spouse or child.

                          (b) Proceedings By or in the Right of the Corporation. Subject to the provisions of these Bylaws, the Corporation shall indemnify Indemnitee if Indemnitee was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding by or in the right of the Corporation or any subsidiary of the Corporation to procure a judgment in its favor by reason of Indemnitee's past, present or future service as a Director of the Corporation, or, at the Corporation's request, of another enterprise or entity in which the Corporation had, directly or indirectly, an interest at the time of such service, against expenses (including attorneys' fees) and, to the fullest extent permitted by law, amounts paid in settlement, in each case to the extent actually and reasonably incurred by Indemnitee in connection with the defense or settlement of such action or proceeding.

                 7.02     EXPENSES; INDEMNIFICATION PROCEDURE.

                          (a) Advancement of Expenses. The Corporation shall advance all expenses incurred by Indemnitee in connection with the investigation, defense, settlement or appeal of any civil or criminal action or proceeding referenced in Section 7.01(a) or (b) hereof (but not amounts actually paid in settlement of any such action or proceeding). Indemnitee hereby undertakes to repay such amounts advanced only if, and to the extent that, it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Corporation as authorized hereby. The advances to be made hereunder shall be paid by the Corporation to Indemnitee within twenty (20) days following delivery of a written request therefor by Indemnitee to the Corporation.

                          (b) Notice/Cooperation by Indemnitee. Indemnitee shall, as a condition precedent to his right to be indemnified under these Bylaws, give the Corporation notice in writing as soon as practicable of any claim made against Indemnitee for which indemnification will or could be sought under these Bylaws. Such notice shall contain the written affirmation of the Indemnitee that the standard of conduct necessary for indemnification hereunder has been satisfied. Notice to the Corporation shall be directed to the Chief Executive Officer of the Corporation in the manner set forth below. Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power. A delay in giving notice under this Section 7.02(b) shall not invalidate the Indemnitee's right to indemnity under these Bylaws unless such delay prejudices the defense of the claim or the availability to the Corporation of insurance coverage for such claim. All notices, requests, demands and other communications under these Bylaws shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressed, on the date of such receipt or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of these Bylaws, or as subsequently modified by written notice.

                          (c) Procedure. Any indemnification provided for in Section 7.01 shall be made no later than forty-five (45) days after receipt of the written request of Indemnitee. If a claim under any statute, or under any provision of the Corporation's Articles of Incorporation or these Bylaws providing for indemnification, is not paid in full by the Corporation within forty-five (45) days after a written request for payment thereof that complies with the requirements of these Bylaws has first been received by the Corporation, Indemnitee may, but need not, at any time thereafter bring an action against the Corporation to recover the unpaid amount of the claim and, subject to Section 7.11 of these Bylaws, Indemnitee shall also be entitled to be paid for the expenses (including attorneys' fees) of bringing such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any action or proceeding in advance of its final disposition) that Indemnitee has not met the standards of conduct that made it permissible under applicable law for the Corporation to indemnify Indemnitee for the amount claimed, but Indemnitee shall be entitled to receive interim payments of expenses pursuant to Subsection 7.02(a) unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties' intention that if the Corporation contests Indemnitee's right to indemnification, the question of Indemnitee's right to indemnification shall be for the court to decide, and neither the failure of the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Corporation (including its Board of Directors, any committee or subgroup of the Board of Directors, independent legal counsel, or its shareholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

                          (d) Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 7.02(a) hereof, the Corporation has director and officer liability insurance in effect, the Corporation shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Corporation shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

                          (e) Selection of Counsel. In the event the Corporation shall be obligated under Section 7.02(a) hereof to pay the expenses of any proceeding against Indemnitee, the Corporation, unless the Indemnitee determines that a conflict of interest exists between the Indemnitee and the Corporation with respect to a particular claim, shall be entitled to assume the defense of such proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election so to do. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Corporation, the Corporation will be not be liable to Indemnitee under these Bylaws for any fees of counsel subsequently incurred by Indemnitee with respect to the same proceeding, provided that (i) Indemnitee shall have the right to employ his own separate counsel in any such proceeding in addition to or in place of any counsel retained by the Corporation on behalf of Indemnitee at Indemnitee's expense; and (ii) if (A) the employment of counsel by Indemnitee has been previously authorized by the Corporation,
                 (B) Indemnitee shall have concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of any such defense or (C) the Corporation shall not, in fact, have employed counsel to assume the defense of such proceeding, then the fees and expenses of Indemnitee's counsel shall be at the expense of the Corporation.

         7.03 NONEXCLUSIVITY OF INDEMNIFICATION RIGHTS. The indemnification provided by these Bylaws shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Corporation's Articles of Incorporation, any agreement, any vote of stockholders or disinterested directors, the Maryland General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. The provisions of this
Article VII shall constitute a contract with each Indemnitee who serves at any time while these provisions are in effect and may be modified adversely only as provided in Article X hereof, and each Indemnitee shall be deemed to be serving as such in reliance on these provisions.

         7.04 PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of these Bylaws to indemnification by the Corporation for some or a portion of the expenses, judgments, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action or proceeding, but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

         7.05 MUTUAL ACKNOWLEDGMENT. By accepting any potential benefits under this Article VII, each Indemnitee acknowledges that in certain instances, Federal law or applicable public policy may prohibit the Corporation from indemnifying its directors and officers under these Bylaws or otherwise. Indemnitee understands and acknowledges that the Corporation has undertaken and may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Corporation's right under public policy to indemnify Indemnitee.

         7.06 INSURANCE. The Corporation shall have the power to purchase and maintain insurance on behalf of any Indemnified Person against any liability, whether or not the Corporation would have the power to indemnify him or her against such liability.

         7.07 SEVERABILITY. Nothing in this Agreement is intended to require or shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of this Agreement. The provisions of this Agreement shall be severable as provided in this Section 7.07. If this Agreement or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by any applicable portion of this Agreement that shall not have been invalidated, and the balance of this Agreement not so invalidated shall be enforceable in accordance with its terms.

         7.08 EXCEPTIONS. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify the Indemnitee in the following circumstances:

                          (a) Excluded Acts. The Company shall not be obligated to indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the Maryland General Corporation Law.

                          (b) Claims Initiated by Indemnitee. The Company shall not be obligated to indemnify or advance expenses to Indemnitee with respect to proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as provided by Maryland General Corporation Law Section 2-418 in accordance with Section 1(b) hereof, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors has approved the initiation or bringing of such suit; or

                          (c) Insured Claims. The Company shall not be obligated to indemnify Indemnitee for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) to the extent that Indemnitee has otherwise actually received payment, or payments have been made on behalf of Indemnitee, with respect to such expense or liability (under any insurance policy, provision of the Company's Articles of Incorporation or Bylaws, or otherwise) of amounts otherwise indemnifiable hereunder; or

                          (d) Claims Under Section 16(b). The Company shall not be obligated to indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         7.09    CONSTRUCTION OF CERTAIN PHRASES

                          (a) For purposes of this Article VII, references to the "Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                          (b) For purposes of this Article VII, references to "another enterprise" or "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries.

         7.10 SUCCESSORS AND ASSIGNS. These Bylaws shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of Indemnitee and Indemnitee's estate, heirs, legal representatives and assigns.

         7.11 ATTORNEYS' FEES. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.



                                  ARTICLE VIII

                                    NOTICES

         8.01 NOTICES. Except as provided in Section 1.05 and Section 2.07, whenever notice is required to be given pursuant to these Bylaws, it shall be construed to mean either written notice personally served against written receipt, or notice in writing transmitted by mail, by depositing the same in a post office or letter box, in a post-paid sealed wrapper, addressed, if to the Corporation, 11 Burtis Avenue, New Canaan, Connecticut 06840 (or any subsequent address selected by the Board of Directors), attention President, or if to a Stockholder, Director or Officer, at the address of such person as it appears on the books of the Corporation or in default of any other address at the general post office situated in the city or county of his or her residence. Unless otherwise specified, notice sent by mail shall be deemed to be given at the time mailed.

         8.02 SECRETARY TO GIVE NOTICE. All notices required by law or these Bylaws to be given by the Corporation shall be given by the Secretary or any other officer of the Corporation designated by the President. If the Secretary and Assistant Secretary are absent or refuse or neglect to act, the notice may be given by any person directed to do so by the President or, with respect to any meeting called pursuant to these Bylaws upon the request of any Stockholders or Directors, by any person directed to do so by the Stockholders or Directors upon whose request the meeting is called.

         8.03 WAIVER OF NOTICE. Whenever any notice is required to be given pursuant to the Charter or these Bylaws or pursuant to applicable law, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.


                                   ARTICLE IX

                                 MISCELLANEOUS

         9.01 BOOKS AND RECORDS. The Corporation shall keep correct and complete books and records of its accounts and transactions and minutes of the proceedings of its Stockholders and Board of Directors meetings and of its executive or other committees when exercising any of the powers or authority of the Board of Directors. The books and records of the Corporation may be in written form or in any other form that be converted within a reasonable time into written form for visual inspection. Minutes shall be recorded in written form, but may be maintained in the form of a reproduction.

         9.02 INSPECTION OF BYLAWS AND CORPORATE RECORDS. Stockholders of the Corporation may, upon written request at any reasonable time during usual business hours and for a purpose reasonably related to such holder's interests as a Stockholder, inspect such books and records of the Corporation as are consistent with, and in each case to the extent permitted by, the Maryland General Corporation Law, as from time to time amended. The Corporation may require, as a condition to such inspection, that such Stockholder enter into a written confidentiality agreement reasonably satisfactory to the Corporation with respect to any information not publicly available.

         9.03 CONTRACTS. The Board of Directors may authorize any Officer(s) or agent(s) to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

         9.04 CHECKS, DRAFTS, ETC. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such Officers or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

         9.05    LOANS.

                 9.5.1. Such Officers or agents of the Corporation as from time to time have been designated by the Board of Directors shall have authority (i) to effect loans, advances, or other forms of credit at any time or times for the Corporation, from such banks, trust companies, institutions, corporations, firms, or persons, in such amounts and subject to such terms and conditions, as the Board of Directors from time to time has designated; (ii) as security for the repayment of any loans, advances, or other forms of credit so authorized, to assign, transfer, endorse, and deliver, either originally or in addition or substitution, any or all personal property, real property, stocks, bonds, deposits, accounts, documents, bills, accounts receivable, and other commercial paper and evidences of debt or other securities, or any rights or interests at any time held by the Corporation; (iii) in connection with any loans, advances, or other forms of credit so authorized, to make, execute, and deliver one or more notes, mortgages, deeds of trust, financing statements, security agreements, acceptances, or written obligations of the Corporation, on such terms and with such provisions as to the security or sale or disposition of them as those Officers or agents deem proper; and (iv) to sell to, or discount or rediscount with, the banks, trust companies, institutions, corporations, firms or persons making those loans, advances, or other forms of credit, any and all commercial paper, bills, accounts receivable, acceptances, and other instruments and evidences of debt at any time held by the Corporation, and, to that end, to endorse, transfer, and deliver the same.

                 9.5.2. From time to time the Corporation shall certify to each bank, trust company, institution, corporation, firm or person so designated, the signatures of the Officers or agents so authorized. Each bank, trust company, institution, corporation, firm or person so designated is authorized to rely upon such certification until it has received written notice that the Board of Directors has revoked the authority of those Officers or agents.

         9.06 FISCAL YEAR. The Board of Directors shall have the power, from time to time, to fix the fiscal year of the Corporation by a duly adopted resolution, and, in the absence of such resolution, the fiscal year shall be the period ending December 31.

         9.07 ANNUAL REPORT. Not later than 120 days after the close of each fiscal year, the Board of Directors of the Corporation shall cause to be sent to the Stockholders an Annual Report in such form as may be deemed appropriate by the Board of Directors. The

Annual Report shall include audited financial statements and shall be accompanied by the report thereon of an independent certified public accountant.

         9.08 INTERIM REPORTS. The Corporation may send interim reports to the Stockholders having such form and content as the Board of Directors deem proper.

         9.09 OTHER REPORTS. Any distributions to Stockholders of income or capital assets shall be accompanied by a written statement disclosing the source of the funds distributed unless at the time of distribution they are accompanied by a written explanation of the relevant circumstances. The statement as to such source shall be sent to the Stockholders not later than sixty (60) days after the close of the fiscal year in which the distributions were made.

         9.10 BYLAWS SEVERABLE. The provisions of these Bylaws are severable, and if any provision shall be held invalid or unenforceable, that invalidity or unenforceability shall attach only to that provision and shall not in any manner affect or render invalid or unenforceable any other provision of these Bylaws, and these Bylaws shall be carried out as if the invalid or unenforceable provision were not contained herein.


                                   ARTICLE X

                              AMENDMENT OF BYLAWS

       10.1 BY DIRECTORS. The Board of Directors shall have the power, at any annual or regular meeting, or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws, except that the Board of Directors shall not alter or repeal (i) Section 7.01 without the consent of any Indemnified Persons whose rights to indemnification, based on conduct prior to such amendment, would be adversely affected by such proposed alteration or repeal; (ii) this Section 10.1; or (iii) Section 10.2.

       10.2 BY STOCKHOLDERS. The Stockholders, by affirmative vote of a majority of the shares of common stock of the Corporation, shall have the power, at any annual meeting (subject to the requirements of Section 1.03), or at any special meeting if notice thereof is included in the notice of such special meeting, to alter or repeal any Bylaws of the Corporation and to make new Bylaws except that the Stockholders shall not alter or repeal Section 7.01 without the consent of any Indemnified Persons adversely affected by such proposed alteration or repeal.

    APPENDIX A - CORPORATE AUTHORITY OF OFFICERS OF AVALON PROPERTIES, INC.


==============================================================================================================================
  ACTION:                      Any agreement, deed, lease, filing,                  Any nonbinding letter      Any
                               instrument or other document that is necessary       of intent or other         agreement
                               or proper for the ordinary course of                 instrument, certificate    relating to
                               business of the Corporation, including but not       or other document that     the
                               limited to (i) documents relating to the             by its terms does not      management
                               leasing of apartments and other  spaces; (ii)        contractually obligate     of property
                               the removal of tenants; the initiation and           the Corporation to         owned by
                               defense of civil lawsuits against tenants,           acquire or assume any      third
                               former tenants, suppliers and former                 liabilities in respect     parties.
                               suppliers; (iii) the ordinary renovation             of any real property,
                               and replacement of the assets of the                 whether improved or
                               Corporation; (iv) the commencement of                unimproved.
                               construction or renovation that has   been
                               authorized by the Board of Directors; (v) the
                               acquisition or disposition of fee, leasehold
                               or other interests in apartment communities
                               or other real property and the development  of
                               apartment communities (including without
                               limitation the acquisition of interests in
                               land) which has been authorized by the Board
                               of Directors and not exceeding $50,000,000,
                               provided, however, that, in the absence of any
                               additional authority expressly granted by
                               these Bylaws or the Articles of Incorporation,
                               in each case as amended from time to time, or
                               resolution of the Board of Directors, only the
                               Chief Executive Officer and President, and
                               each of them acting singly, may execute
                               documents relating to transactions described
                               in this clause (vii) on behalf of the
                               Corporation involving more than $50,000,000.

  OFFICER TITLE:
------------------------------------------------------------------------------------------------------------------------------
  CHAIRMAN OF THE BOARD        Yes                                                  Yes                        Yes
------------------------------------------------------------------------------------------------------------------------------
  PRESIDENT                    Yes                                                  Yes                        Yes
------------------------------------------------------------------------------------------------------------------------------
  CHIEF FINANCIAL OFFICER      Yes                                                  Yes                        Yes
------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT OF     Yes                                                  Yes
  DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR
  CONSTRUCTION
------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR                                                                                    Yes
  PROPERTY OPERATIONS
------------------------------------------------------------------------------------------------------------------------------
  SECRETARY                    Yes                                                  Yes                        Yes
------------------------------------------------------------------------------------------------------------------------------
  TREASURER                    Yes                                                  Yes
------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT                                                                    Yes
------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF FINANCE    Yes
------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF            Yes                                                  Yes                        Yes
  DEVELOPMENT
------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION VICE
  PRESIDENT
------------------------------------------------------------------------------------------------------------------------------
  RESIDENTIAL SERVICE VICE
  PRESIDENT
------------------------------------------------------------------------------------------------------------------------------
  REGIONAL MANAGER
------------------------------------------------------------------------------------------------------------------------------
  PROJECT MANAGER
------------------------------------------------------------------------------------------------------------------------------
  PROPERTY MANAGER
------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
  ACQUISITION DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT ASSOCIATE
==============================================================================================================================

==================================================================================================================================
  ACTION:                          Any agreement relating    Any document or filing          Any agreement relating
                                   to the development,       relating to the                 to (A) the Corporation's
                                   construction or           Corporation's audit and         finances, including but
                                   rehabilitation of real    accounting practices,           not limited to the
                                   estate, including but     provided, however, that no      borrowing and repayment of
                                   not limited to vendor     authority is hereby             debt and management of
                                   credit arrangements,      granted for actions that        interest rate exposure,
                                   local jurisdiction        are otherwise the               (B) after approval of the
                                   agreements,               responsibilities of Audit       Board of  Directors, any
                                   agreements with           Committee of the Board of       contract or instrument
                                   subcontractors and        Directors.                      relating to  tax exempt
                                   bonding agreements.                                       financing or construction
                                                                                             financing with  respect to
                                                                                             communities or properties
                                                                                             acquired, owned
                                                                                             or operated by the
                                                                                             Corporation and (C) any
                                                                                             lease of  property or
                                                                                             equipment necessary or
                                                                                             proper in  connection with
                                                                                             the conduct of the
                                                                                             business affairs  of the
                                                                                             Corporation; provided,
                                                                                             however, that the
                                                                                             approval of the Board of
                                                                                             Directors shall be
                                                                                             required for borrowings of
                                                                                             or assumed by the
                                                                                             Corporation that exceed
                                                                                             $1,000,000.
  OFFICER TITLE:
----------------------------------------------------------------------------------------------------------------------------------
  CHAIRMAN OF THE BOARD            Yes                       Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
  PRESIDENT                        Yes                       Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
  CHIEF FINANCIAL OFFICER          Yes                       Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT OF         Yes                                                       Yes
  DEVELOPMENT
----------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR        Yes
  CONSTRUCTION
----------------------------------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR        Yes
  PROPERTY OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
  SECRETARY                        Yes                       Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
  TREASURER                        Yes                       Yes                             Yes
----------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT                   Yes
----------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF FINANCE        Yes                                                       Yes
----------------------------------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF DEVELOPMENT    Yes                                                       Yes
----------------------------------------------------------------------------------------------------------------------------------
  CONSTRUCTION VICE PRESIDENT      Yes
----------------------------------------------------------------------------------------------------------------------------------
  RESIDENTIAL SERVICE VICE         Yes
  PRESIDENT
----------------------------------------------------------------------------------------------------------------------------------
  REGIONAL MANAGER
----------------------------------------------------------------------------------------------------------------------------------
  PROJECT MANAGER
----------------------------------------------------------------------------------------------------------------------------------
  PROPERTY MANAGER
----------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
  ACQUISITION DIRECTOR
----------------------------------------------------------------------------------------------------------------------------------
  DEVELOPMENT ASSOCIATE
==================================================================================================================================

===========================================================================================================
  ACTION:                      (A) leases, contracts and                   (A) agreements and
                               purchase agreements in the                  contracts with independent
                               ordinary course of business                 service providers and
                               involving amounts not exceeding             subcontractors for services
                               $100,000 and (B) documents relating         relating to the business and
                               to the leasing of apartments and            assets of the Corporation not
                               other spaces,  the removal of               involving amounts in excess of
                               tenants, the initiation and defense         $10,000 and (B) applications
                               of civil lawsuits against                   for ordinary and customary
                               tenants, former tenants, suppliers          governmental approvals and
                               and former suppliers and                    permits relating to communities
                               commencement of tax appeals and             acquired or developed or to be
                               related proceedings and the                 acquired or developed by the
                               settlement of such proceedings.             Corporation.

  OFFICER TITLE:
-----------------------------------------------------------------------------------------------------------
  CHAIRMAN OF THE BOARD        Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  PRESIDENT                    Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  CHIEF FINANCIAL OFFICER      Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT OF     Yes                                         Yes
  DEVELOPMENT
-----------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR    Yes
  CONSTRUCTION
-----------------------------------------------------------------------------------------------------------
  SENIOR VICE PRESIDENT FOR    Yes
  PROPERTY OPERATIONS
-----------------------------------------------------------------------------------------------------------
  SECRETARY                    Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  TREASURER                    Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  VICE PRESIDENT               Yes
-----------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF FINANCE    Yes                                         Yes
-----------------------------------------------------------------------------------------------------------
  VICE PRESIDENT OF            Yes                                         Yes
  DEVELOPMENT
-----------------------------------------------------------------------------------------------------------
  CONSTRUCTION VICE            Yes
  PRESIDENT
-----------------------------------------------------------------------------------------------------------
  RESIDENTIAL SERVICE VICE     Yes
  PRESIDENT
-----------------------------------------------------------------------------------------------------------
  REGIONAL MANAGER             Yes
-----------------------------------------------------------------------------------------------------------
  PROJECT MANAGER
-----------------------------------------------------------------------------------------------------------
  PROPERTY MANAGER
-----------------------------------------------------------------------------------------------------------
  DEVELOPMENT DIRECTOR                                                     Yes
-----------------------------------------------------------------------------------------------------------
  ACQUISITION DIRECTOR                                                     Yes
-----------------------------------------------------------------------------------------------------------
  DEVELOPMENT ASSOCIATE                                                    Yes
===========================================================================================================

         The foregoing are certified as the Bylaws of the Corporation adopted by the Board of Directors as of February 15, 1995.




                                       ----------------------------------------
                                       Thomas J. Sargeant, Secretary